MERRILL LYNCH BOND FUND, INC.

               Supplement dated July 26, 2004 to the
     Statement of Additional Information dated January 26, 2004

In "Purchase of Shares," the sub-section entitled "Reduced Initial Sales Charges - Purchase Privileges of Certain Persons" under the section "Initial Sales Charge Alternatives - Class A and Class I Shares" on page II-37 is amended to add the following:

Class A shares are also available at net asset value to investors that, for regulatory reasons, are required to transfer investment positions from a non-U.S. registered investment company advised by MLIM, FAM or their affiliates to a U.S. registered MLIM/FAM-advised fund.



























Code # 10210-0104SUP